14. Reserve for RSUs	12 Months Ended
Jun. 30, 2023
Notes
14. Reserve for RSUs

14.Reserve for RSUs

On January 9, 2022, the Company granted 240,000 RSUs to a former officer, which vested immediately. The RSUs were settled and immediately converted into common shares. Stock-based compensation of $1,950,645 in connection with the vesting of these RSUs was recorded during the year ended June 30, 2022.

On January 30, 2023, the Company granted 470,000 RSUs to various directors. 70,000 of these RSUs vest on January 30, 2024, with the remainder to vest at various stages pending conditions of certain milestones. The grant date fair value attributable to these RSUs was $1,406,119, of which $821,906 was recorded as stock-based compensation in connection with the vesting of these RSUs during the year ended June 30, 2023.

As at June 30, 2023, the Company had 470,000 RSUs outstanding (June 30, 2022 and 2021 – nil).